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                                                                 Exhibit 10.4

THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT HERETO (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY. THE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                                 PROMISSORY NOTE

US$200,000.00                  Hudson, Massachusetts            November 6, 2000

      FOR VALUE RECEIVED, on or before November 6, 2001 (the "Maturity Date"), CMERUN CORP. (the "Company"), a Delaware corporation having a principal place of business at One Cabot Road, Hudson, MA 01749, promises to pay to the order of DOUGLAS H. DITTRICK, of 364 Manchester Road, Ridgewood, New Jersey 07450 (the "Holder") in lawful money of the United States of America and in immediately available funds, the principal sum of TWO HUNDRED THOUSAND AND NO CENTS (the "Principal Amount"), together with interest thereon at the rate of 9.50% to be applied to the remaining unpaid portion of the Principal Amount on each of February 6, 2001; May 6, 2001; August 6, 2001 and November 6, 2001. Notwithstanding the foregoing, the Company shall not be considered to be in default for any required payment of interest or principal unless it shall have failed to make such required payment within a period of ten (10) calendar days following its receipt of a written demand for payment from the Holder addressed to the Company's Chief Financial Officer at the address indicated above.

      On or after February 6, 2001, the Holder may elect to convert the Principal Amount, plus any interest then unpaid, into shares of the Company's authorized but unissued common stock, at the price of $3.00 for (x) one share of common stock and (y) a warrant to purchase one-half of a share of common stock (the "Equities"). The Equities will not be registered under the Securities Act of 1933, as amended (the "Act"), and will bear the same restrictive legend set forth at the top of this Note. The Company agrees to include the resale of the Equities in the next registration statement that the Company files under the Act.

      Prior to February 6, 2001, the Company may at its sole discretion elect, in lieu of providing the Equities to the Holder, to pay to the Holder the remaining unpaid balance of the Principal Amount, plus all interest accrued thereon and unpaid, plus an additional payment of ten (10) percent of said remaining unpaid balance and accrued and unpaid interest. Upon such payment, the Company's obligations hereunder shall be deemed satisfied in their entirety.

      The Company represents and warrants to the Holder that: (i) the Company is duly organized and validly existing in good standing in the State of Delaware, and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its assets or activities so require;
(ii) the execution, delivery and performance of this Note have


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been duly authorized by all necessary corporate action by the Company; and (iii)
this Note is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement may be limited by the application of laws affecting creditors' rights generally or by general principles of equity.

      The Holder represents and warrants to the Company that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

      This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts. The state and federal courts of the Commonwealth of Massachusetts shall have jurisdiction and venue for the adjudication of any civil action arising out of or relating to this Note.

                                             CMERUN CORP.


By /s/ Douglas H. Dittrick                   By /s/ Jim Lovie
  -------------------------------              --------------------------------
       DOUGLAS H. DITTRICK                   Name Jim Lovie
                                                 ------------------------------
                                             Title CEO
                                                  -----------------------------
Date signed                                  Date signed 11/27/00
           ----------------------                       -----------------------


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